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Exhibit 32.2

                         LSB CORPORATION AND SUBSIDIARY

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LSB Corporation (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John E. Sharland, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2004 and results of operations of the Company for the three months and six months ended June 30, 2004.

                                                   /s/ John E.Sharland
                                                   ----------------------------
                                                   John E. Sharland
                                                   Senior Vice President
                                                   Chief Financial Officer

                                                   August 12, 2004

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